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                                                                   EXHIBIT 10.57


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STARTEC GLOBAL COMMUNICATIONS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                             STOCK PURCHASE WARRANT
                    Startec Global Communications Corporation

         THIS STOCK PURCHASE WARRANT (collectively with all amendments, renewals, extensions and replacements, this "Warrant") is issued as of June 30, 2000 by STARTEC GLOBAL COMMUNICATIONS CORPORATION a Delaware corporation (hereinafter, the "Company"), to ALLIED CAPITAL CORPORATION, a Maryland corporation or its registered assigns (hereinafter, "Holder").

     1. DEFINITIONS. For purposes hereof, the following terms shall have the meanings set out below. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Investment Agreement (as defined below).

         (a) ADDITIONAL STOCK is defined as any Common Stock issued or deemed (according to the terms hereof) to be issued after the date hereof, other than Common Stock issued upon the exercise of this Warrant, or Common Stock issued by the Company as a stock dividend on, or upon the subdivision or combination of, the outstanding shares of Common Stock, and Common Stock issued or issuable pursuant to the agreements referred to in the footnotes of EXHIBIT 3.17 to the Investment Agreement.

         (b) COMMON STOCK is defined as the $0.01 par value Common Shares of the Company.

         (c) FULLY DILUTED BASIS is defined as the convention whereby, for the purpose of calculating and expressing relative ownership rights of a corporation or other legal entity, all outstanding options, warrants, convertible obligations, and other securities of such entity which are exercisable or exchangeable for common stock or other corresponding participating equity interests in the entity, are presumed to have been exercised, converted or exchanged (as the case may be) for such stock or interests in full.

         (d) INDEPENDENT FINANCIAL EXPERT is defined as a nationally recognized investment banking firm (a) which does not (and whose directors, officers, employees and Affiliates, as can reasonably be determined, do not) have a direct or indirect material financial interest in the Company or the Holder, (b) which has not been, and, at the time it is engaged hereunder is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or the Holder, (c) which has not been retained during the preceding two years by the Company or the Holder for any purpose, and (d) which is otherwise qualified to serve as an independent financial advisor.

         (e) INVESTMENT AGREEMENT is defined as the Investment and Loan Agreement among


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the Company and the Holder dated the date hereof, collectively with all amendments, renewals, extensions and replacements thereof and therefor.

         (f) MARKET PRICE is defined, in cases where the Common Stock is Publicly Traded, as:

              (i) the average of the closing sales price of such Common Stock on the NASDAQ National Market System (hereinafter, NASDAQ-NMS) for the twenty (20) consecutive Business Days ending with the date of determination; for any such Business Day when there have been no sales on NASDAQ-NMS, the average of the highest bid and lowest asked prices on NASDAQ-NMS on such day shall be used in such calculation; BUSINESS DAYS shall mean all days except Saturday, Sunday and any day which in the City of New York shall be a legal holiday or a day on which banking institutions in the United States are authorized or required by law or other government action to close; or,

              (ii) if there have been no sales on NASDAQ-NMS during such twenty
(20) consecutive Business Days, the average of the representative bid and asked prices for Common Stock quoted on NASDAQ as of 4:00 P.M., New York time, on each of such twenty (20) consecutive Business Days; for any such Business Day when such Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization shall be used in such calculation.

         (g) MARKET PRICE is defined, in cases where the Common Stock is not Publicly Traded, as the highest of (i) the per-share price reflected in the most recent issuance, or deemed issuance, of Common Stock to any person not employed by or otherwise affiliated with the Company; and (ii) the quotient obtained by dividing the Market Value of the Company (as defined below), by the number of shares of Common Stock outstanding at the time of determination.

         (h) MARKET VALUE is defined, with respect to the Company, as the price which would be paid for the entire common equity of the Company on a going-concern basis in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry, without giving effect to any discount in respect of a minority interest, as determined in accordance with the Valuation Procedure, and assuming full disclosure and understanding of all relevant information and a reasonable period of time for effectuating such sale. In any determination of Market Value, (a) the exercise price of options or warrants which are deemed to have been exercised for the purpose hereof shall be deemed to have been received by the Company, and (b) the liquidation preference or indebtedness, as the case may be, represented by securities which are deemed exercised for or converted into Common Stock for the purpose hereof, and any contractual limitation in respect of the Common Stock relating to voting rights, shall be deemed to have been eliminated or canceled.

         (i) PUBLICLY TRADED shall mean, with respect to any security, that such security is (i) listed on a domestic securities exchange, (ii) quoted on NASDAQ or (iii) traded in the



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domestic over-the-counter market, which trades are reported by the National
Quotation Bureau, Incorporated.

         (j) VALUATION PROCEDURE shall mean, with respect to the determination of the Market Value, a determination which shall be final and binding on the Company and the Holder made (i) by agreement among the Company and the Holder within 20 days following the event requiring such determination or (ii) in the absence of such an agreement, by an Independent Financial Expert selected in accordance with the further provisions of this definition. If required, an Independent Financial Expert shall be selected within five days following the expiration of the 20-day period referred to above, either by agreement among the Company and the Holder or, in the absence of such agreement, by lot from a list of four potential Independent Financial Experts remaining after the Company nominates three, the Holder nominates three, and each side eliminates one potential Independent Financial Expert. The Independent Financial Expert shall be instructed by the Company and the Holder to make its determination within 20 days of its selection. The Company and the Holder shall equally share the fees and expenses of the Independent Financial Expert. The Company shall, if requested, provide the Independent Financial Expert with a customary indemnification for its opinions and services.

         (k) WARRANT NUMBER is defined as the number of Warrant Shares; the Warrant Number initially shall be as set out in paragraph 2 hereof, but shall be subject to certain anti-dilution and other adjustments from time to time as further provided herein.

         (l) WARRANT SHARES is defined as the shares of Common Stock issued or issuable hereunder, referred to collectively.

     2. GRANT. The Company, for value received, hereby grants to Holder, under the terms herein, the right to purchase One Hundred Twenty-Five Thousand (125,000) of the fully paid and non-assessable shares of the Company's authorized but unissued Common Stock, subject to adjustment from time-to-time as set out below.

     3. INVESTMENT AGREEMENT. This Warrant has been issued under the terms of the Investment Agreement. The Holder is entitled to the benefits of the Investment Agreement and all of the exhibits thereto, and reference is made thereto for a description of the rights and remedies thereunder.

     4. TERM. The right to exercise this Warrant shall expire five (5) years after the date hereof.

     5. EXERCISE PRICE. The exercise price of this Warrant (the "Exercise Price") shall be $11.21 per share, subject to adjustment from time to time as set out below.

     6. ANTI-DILUTION AND OTHER ADJUSTMENTS.

         (a) ISSUANCE OF ADDITIONAL STOCK; INCREASE IN WARRANT NUMBER; DECREASE IN EXERCISE PRICE; EXCEPTIONS. If the Company at any time after the date hereof and prior to the

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exercise or expiration of this Warrant shall issue or be deemed to have issued any Additional Stock for a per-share consideration less than the Market Price determined immediately prior to such issuance or deemed issuance, the Warrant Number after such issuance shall increase to equal the number determined by multiplying the Warrant Number in effect immediately prior to such issuance by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding (or deemed issued) on a Fully Diluted Basis immediately after such issuance, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding (or deemed issued) on a Fully Diluted Basis immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for such Additional Stock would purchase at the Market Price immediately prior to such issuance. Whenever from time-to-time the Warrant Number shall increase as provided above, the Exercise Price shall correspondingly decrease to equal the price determined by multiplying the Exercise Price in effect immediately prior to the event giving rise to such increase, by a fraction (x) the numerator of which shall be the Warrant Number in effect immediately prior to the increase, and (y) the denominator of which shall be the Warrant Number as so increased. NOTWITHSTANDING THE FOREGOING, HOWEVER, no change in the Warrant Number or Exercise Price shall be made pursuant to this subparagraph (a) upon any issuance or deemed issuance of Additional Stock (xx) if and to the extent registered on Form S-8 or any successor form specified with respect to employee benefit plans (as defined in Rule 405 implemented under the Securities Act) pursuant to the Securities Act; (yy) consisting of the issuance of Common Stock or securities convertible into Common Stock, on a date when such stock is Publicly Traded, in a non-public offering for a per-share consideration equal to or exceeding 90% of the Market Price, or (zz) consisting of the issuance of Common Stock in a public offering pursuant to a firm underwriting wherein the gross proceeds exceed Twenty-five Million Dollars ($25,000,000) and the per-share consideration equals or exceeds 90% of the Market Price.

         (b) OPTIONS AND WARRANTS. If the Company shall at any time after the date hereof other than pursuant to this Warrant issue or grant any options or rights to subscribe for or to purchase Common Stock, all shares of Common Stock which the holders of such options or rights shall be entitled to subscribe for or to purchase thereunder shall be deemed to be issued as of the date of the issuing or granting of such options or rights; and the minimum aggregate consideration specified in such options or rights for the shares covered thereby, plus the cash consideration, if any, received by the Company for the issuance of such options or rights, shall be deemed to be the consideration actually received by the Company for the issuance of such shares; after any adjustment to the Warrant Number and Exercise Price upon the issuance of such options or rights, and except as may be provided in subparagraph (m) below, no further adjustments to the Warrant Number shall be made upon the actual issuance of Common Stock upon exercise of such options or rights.

         (c) CONVERTIBLE SECURITIES. If the Company shall at any time after the date hereof other than pursuant to this Warrant issue any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, then such issuance shall be deemed to be an issuance (as of the date of issue of such stock or obligations) of the total maximum number of shares of Common Stock necessary to effect the exchange or conversion of all such stock or obligations. The amount received or receivable by the Company in consideration for the issuance of such stock or obligations (deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, such issuance), plus the minimum aggregate amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received by the Company for such Common Stock; after any adjustment to the Warrant Number and Exercise Price upon the issuance of such stock or obligations, and except as may be provided in subparagraph (m) below, no further adjustments to the Warrant Number shall be made upon the actual issuance of Common Stock upon the conversion or exchange of such stock or obligations.

         (d) CALCULATION OF CONSIDERATION. In the case of an issuance of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the gross proceeds received for such shares; PROVIDED, HOWEVER, that in any such case where the shares of Common Stock so issued are part of a unit or combination of securities of the Company consisting of one or more shares of Common Stock and other securities of the Company, if the amount of the cash consideration received by the Company for the Stock so issued is not determinable at the time of such issuance, such amount shall be deemed to be such portion of the total cash consideration received by the Company for such units or combinations as reasonably determined in good faith by the Company's Board of Directors, regardless of the accounting treatment thereof by the Company.

         (e) NON-CASH CONSIDERATION. In the case of an issuance (other than as a dividend or other distribution on any Common Stock or upon conversion or exchange of other securities of the Company) of shares of Additional Stock for a consideration part or all of which shall be other than cash, the amount of such consideration other than cash shall for purposes of this Warrant be the fair market value of such consideration as reasonably determined in good faith by the Company's Board of Directors regardless of the accounting treatment thereof by the Company.

         (f) RESALE OF TREASURY STOCK. The sale or other disposition of any shares of Common Stock of the Company or other securities held in the treasury of the Company today, or of any securities resulting from any reclassification or reclassifications of such shares or other securities which were effected while they were held in the treasury of the Company, shall be deemed an issuance thereof; PROVIDED, HOWEVER, that if any such share or other security is sold or disposed of and subsequently re-acquired by the Company, no future sale or other disposition thereof shall be deemed an issuance thereof.

         (g) STOCK SPLIT OR DIVIDEND. In case the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or in case shares of Common Stock shall be issued as a stock dividend, the Warrant Number shall be increased or decreased, as applicable, to an amount which shall bear the same relation to the Warrant Number in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately after such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately prior to such subdivision, combination or stock dividend; likewise, in case of such a subdivision, combination or stock dividend, the Exercise Price shall correspondingly be increased or decreased, as applicable, to

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the price which shall bear the same relation to the Exercise Price in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately prior to such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately after such subdivision, combination or stock dividend; an adjustment pursuant to this subparagraph shall become effective immediately after the effective date of such subdivision, combination or stock dividend, retroactive to the record date (if any) for such subdivision, combination or stock dividend.

         (h) ADJUSTMENT FOR INITIAL ERRORS. The Exercise Price specified in paragraph 5 above was calculated as the average of the closing bid and asked prices for the Common Stock on the NASDAQ-NMS over the fourteen (14) day period ending immediately prior to the date of this Warrant. If for any reason it shall hereafter be determined that such calculation was incorrect and the actual average was different from the price specified in paragraph 5, then the Company or the Holder (whichever shall discover such error) shall notify the other of such determination and the Company shall forthwith reissue this Warrant, with an appropriate change to the Exercise Price to be effective from the date hereof.

         (i) MERGER. In case of any capital reorganization, or any reclassification of the Common Stock of the Company, or in case of any consolidation of the Company with or the merger of the Company into any other entity (other than a consolidation or merger in which the Company is the surviving entity), this Warrant shall after such reorganization, reclassification, consolidation or merger be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of the Company, or of the other entity resulting from such consolidation or surviving such merger (as the case may be), which the holder of this Warrant would have been entitled to receive, under the terms of such reorganization, reclassification, consolidation or merger, if this Warrant had been exercised in full prior to such reorganization, reclassification, consolidation or merger. In any such case, if necessary, the provision set forth in this Warrant with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subparagraph. The Company shall not effect any such consolidation or merger unless, prior to or simultaneously with the consummation thereof, the surviving entity (if other than the Company) resulting from such consolidation or merger shall assume, by written agreement executed and delivered to the Company, the obligation to deliver to the Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Warrant.

         (j) ADJUSTMENTS TO NUMBERS OF OTHER SECURITIES. If as a result of any provision of this paragraph 6 the Holder shall become entitled to acquire any securities of the Company other than or in addition to Common Stock, the number or amount of such other securities to which the Holder is entitled shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions applicable to the Warrant Number, and the

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provisions of this paragraph with respect thereto shall apply as nearly as may be practicable to such other securities.

         (k) DE MINIMIS. Anything in this paragraph to the contrary notwithstanding, no adjustment shall be made hereunder in any case where the increase in the Warrant Number would be less than one (1) share of Common Stock; but in such case any adjustment that would otherwise be made shall be delayed and the adjustment shall be made only after the next issuance or deemed issuance of Additional Stock which, together with any and all such issuances, shall entitle Holder to receive at least one (1) whole additional share of such stock. Any adjustments shall be made to the nearest full share.

         (l) CHANGES TO OPTIONS AND CONVERTIBLE SECURITIES. Upon any change to the consideration specified in any option or right described in subparagraph
(b), above for the Common Stock issuable thereunder, or to the rate of conversion or exchange specified in any stock or obligation described in subparagraph (c) above, in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, the Warrant Number and Exercise Price then in effect shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustments made upon the original issuance or grant thereof had been made on the basis of such consideration or rate as so changed. Upon the exercise of options or rights described in subparagraph (b) hereof, in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, if the actual aggregate consideration received for the shares covered thereby is greater than the minimum consideration which was deemed to have been received according to such subparagraph, the Warrant Number and Exercise Price in effect at the time of such exercise shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustment made upon the issuance or grant thereof had been made on the basis of such consideration actually received. Likewise, upon the conversion or exchange of stock or obligations described in subparagraph (c), above, in any case where the issuance thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, if the actual number of shares of Common Stock issued upon such conversion or exchange shall be less than the maximum number deemed, according to such subparagraph, to have been issued, or if the actual aggregate premium paid to the Company upon such conversion or exchange shall be greater than the minimum premium deemed (according to such subparagraph,) to have been paid, the Warrant Number and Exercise Price in effect at the time of such conversion or exchange shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustment on the original issuance thereof had been made on the basis of the actual number of shares issued or, (as the case may be) the actual premium paid.

         (m) EXPIRATION OF OPTIONS; RETIREMENT OF CONVERTIBLE SECURITIES. Upon the termination, cancellation, expiration or lapse of options or rights described in subparagraph (b) above in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, the Warrant Number and Exercise Price then in effect shall forthwith be readjusted to the Warrant Number which would have been in effect if the adjustments made upon the original issuance or grant of such options or rights had excluded from the calculation of Common Stock issued and outstanding (or deemed issued)



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immediately after such issuance or grant, all Common Stock which the holders of such expired or lapsed options or rights had been entitled to acquire thereunder, and had excluded from the calculation of consideration deemed to have been received by the Company, the consideration deemed by the terms of sub-paragraph (b) to have been received for such expired or lapsed options or warrants. Likewise, upon the retirement without conversion or exchange of obligations described in subparagraph (c) above in any case where the issuance thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, the Warrant Number and Exercise Price then in effect shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustments made upon the original issuance of such obligations had excluded from the calculation of Common Stock issued and outstanding (or deemed issued) immediately after such issuance, all Common Stock which the holders of such retired obligations had been entitled to acquire thereunder, and had excluded from the calculation of consideration deemed to have been received by the Company, all consideration deemed, by the terms of subparagraph (c), to have been received for such retired obligations.

     7. COVENANTS AS TO PAR VALUE, AUTHORITY, PREEMPTIVE RIGHTS AND CHARGES. If at any time the per share exercise price of this Warrant shall be less than the par value of one share of Common Stock, the Company shall take such action as shall be reasonably necessary to reduce such par value to an amount less than the per share exercise price of this Warrant. The Company shall take such action as shall be necessary to maintain the authority to issue validly, upon exercise hereof according to the terms herein, and shall cause such Warrant Shares, upon payment of the Exercise Price, to be fully paid, free of preemptive rights and free from all transfer taxes, liens, security interests and charges with respect to the issuance thereof.

     8. NOTICE OF STOCK SALES AND OTHER ADJUSTMENTS. Whenever there is an issuance or sale of Additional Stock, the Company shall promptly place on file at the Company's principal office a certificate signed by its Chief Financial Officer stating the per-share price applicable to the transaction, a detailed calculation of such price, the number of shares of Common Stock sold or issued, the consideration received, and all fees and expenses incurred, and further describing the transaction in detail and the adjustments (if any) to the Warrant Number and Exercise Price resulting therefrom; and cause a copy of such certificate to be sent to the Holder. Whenever the Warrant Number and Exercise Price shall otherwise change, the Company shall promptly notify the Holder in writing of such change and deliver to Holder a statement setting forth the Warrant Number and Exercise Price after such adjustment(s), and a brief statement of the facts requiring such adjustment(s) and the computation by which such adjustment(s) was made.

     9. EXERCISE PROCEDURES.

         (a) UNCONDITIONAL SUBSCRIPTION. This Warrant may be exercised by presenting it and tendering the aggregate Exercise Price in legal tender or by bank's, cashier's or certified check to the Company at its address specified in the Investment Agreement, along with written subscription substantially in the form of EXHIBIT 9.00 hereof. In such case, the date on which this Warrant is thus presented, accompanied by tender or payment as hereinbefore or hereinafter provided, shall be referred to herein as the EXERCISE DATE. The Company shall forthwith at its expense (including the payment of issue taxes), issue and deliver the proper number of shares of Common Stock, and such shares shall be deemed validly issued for all purposes as of the opening of business on the Exercise Date, regardless of any delay in the actual issuance.

         (b) CONDITIONAL EXERCISE. This Warrant may also be exercised conditionally in contemplation of the future consummation of one or more transactions, by presenting it and tendering the aggregate Exercise Price in the manner specified in subparagraph (a) above, along with a notice clearly stating the conditional nature of the exercise, specifying the conditions precedent to the exercise in reasonable detail and the date after which the exercise shall be deemed withdrawn if such conditions remain unsatisfied, and otherwise containing the information called for in EXHIBIT 9.00. Any such condition precedent must be unambiguous in its terms and as to its satisfaction. If the Company reasonably determines that any condition precedent is ambiguous, it shall so notify the Holder and such conditional exercise shall be of no force or effect until clarified in writing by the Holder to the reasonable satisfaction of the Company. Upon presentment, tender and notice in compliance with the foregoing provisions, if the specified conditions are satisfied within the specified period without prior revocation of the exercise by Holder, the Company shall forthwith issue and deliver the proper number of shares of Common Stock in the manner described above. In such case, the date on which the last remaining condition was met shall be referred to herein as the Exercise Date, and such shares shall be deemed validly issued for all purposes as of the opening of business on such Exercise Date, regardless of any delay in the actual issuance. If, on the other hand, after any such presentment, tender and notice, any condition is unsatisfied on the specified date, or if the Holder revokes such exercise in writing prior to the satisfaction of all conditions, the Company shall forthwith return this Warrant and the Exercise Price to the Holder, and this Warrant shall be deemed not to have been exercised.

     10. EXCHANGE OF SHARES FOR EXERCISE PRICE. The Holder at its option may provide the Exercise Price under this Warrant by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having an aggregate Market Price equal to the aggregate Exercise Price. In such a case, tender of the Exercise Price shall be effected by Holder's written notice to the Company of such reduction.

     11. SALE OR EXCHANGE OF COMPANY OR ASSETS. If prior to the exercise in full hereof, the Company sells or exchanges all or substantially all of its assets to an unaffiliated third party, or all or substantially all the outstanding Common Stock is sold or exchanged to an unaffiliated third party, then the Holder at its option may receive upon exercise hereof, in lieu of the Warrant Shares, such money or property it would have been entitled to receive if this Warrant had been exercised in full prior to such sale or exchange.

     12. RESALE OF WARRANT OR WARRANT SHARES. Neither this Warrant nor the Warrant Shares have been registered under the SECURITIES ACT, or under the securities laws of any state. Neither this Warrant nor any Warrant Shares may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the SECURITIES ACT as amended and such registration or qualification as may be necessary under the securities laws of any state that are applicable, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the Warrant Shares issued to bear substantially the following legend:

              The shares evidenced by this certificate have not been registered under the SECURITIES ACT OF 1933 as amended
              (the "Act"), or under the securities laws of any state.
               The shares may not be sold, offered for sale, transferred, pledged or hypothecated in the absence of an effective registration statement under the ACT, and such registration or qualification as may be necessary under the securities laws of any state that are applicable, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

     13. TRANSFER; RESTRICTIONS ON TRANSFER. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of EXHIBIT 13.00 hereto, only in compliance with the preceding paragraph, and only in compliance with certain transfer restrictions set out in the Agreement. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of such restrictions or the preceding paragraph.

     14. CLOSING OF BOOKS. The Company shall not close its transfer books against the transfer of this Warrant or any Common Stock or other securities issuable upon the exercise of this Warrant in any manner which interferes with the exercise of this Warrant, except if required to comply with any applicable federal or state securities laws.

     15. REPLACEMENT OF WARRANT. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

     16. INVESTMENT COVENANT. The Holder by its acceptance hereof covenants the Holder is an "accredited investor" as defined in Rule 501(a) of the Securities Act and that this Warrant is, and any stock issued hereunder will be, acquired for investment purposes only and not for purposes of distribution, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

     17. NOTICE. Any notice or other communication required by this Warrant to be given to the Holder shall be provided according to the notice provisions in the Investment Agreement.

     18. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND

DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS WARRANT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE COMPANY ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS WARRANT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN DOCUMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS WARRANT. THE COMPANY ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE COMPANY AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.



       REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf by its undersigned officer, and its corporate seal to be affixed hereto, as of the date first above written.


SEAL:                                  STARTEC GLOBAL COMMUNICATIONS CORPORATION


Attest: /s/ YOLANDA STEFANOU FAERBER   By: /s/ RAM MUKUNDA
        ------------------------------     -----------------------------
   Yolanda Stefanou Faerber, Secretary         Ram Mukunda, President

                                  Exhibit 9.00

                            IRREVOCABLE SUBSCRIPTION

To: STARTEC GLOBAL COMMUNICATIONS CORPORATION

Gentlemen:

The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ______________________ shares of the Common Stock of your company, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of


________________________________________________________________________________
(Name)


________________________________________________________________________________
(Address)


________________________________________________________________________________
(Taxpayer Number)


and deliver to ________________________________________________________________
                           (Name)


________________________________________________________________________________
(Address)

The exercise price of $_____________ is enclosed.

Date:________________________________________

Signed:______________________________________ (Name of Holder, Please Print)


________________________________________________________________________________
(Address)


________________________________________________________________________________
(Signature)

                                  Exhibit 13.00

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby assigns to

________________________________________________________________________________


________________________________________________________________________________
(Name)


________________________________________________________________________________
(Address)

__________________ the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint___________________________ attorney to transfer said Warrant on the books of STARTEC GLOBAL COMMUNICATIONS CORPORATION, with full power of substitution in the premises.


Done this ____ day of ___________, 20__.


Signed:_____________________________________
By:_________________________________________
Its:________________________________________

                                                                    EXHIBIT 99.2


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STARTEC GLOBAL COMMUNICATIONS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                             STOCK PURCHASE WARRANT
                    Startec Global Communications Corporation

         THIS STOCK PURCHASE WARRANT (collectively with all amendments, renewals, extensions and replacements, this "Warrant") is issued as of June 30, 2000 by STARTEC GLOBAL COMMUNICATIONS CORPORATION a Delaware corporation (hereinafter, the "Company"), to ALLIED CAPITAL CORPORATION, a Maryland corporation or its registered assigns (hereinafter, "Holder").

     1. DEFINITIONS. For purposes hereof, the following terms shall have the meanings set out below. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Investment Agreement (as defined below).

         (a) ADDITIONAL STOCK is defined as any Common Stock issued or deemed (according to the terms hereof) to be issued after the date hereof, other than Common Stock issued upon the exercise of this Warrant, or Common Stock issued by the Company as a stock dividend on, or upon the subdivision or combination of, the outstanding shares of Common Stock, and Common Stock issued or issuable pursuant to the agreements referred to in the footnotes of EXHIBIT 3.17 to the Investment Agreement.

         (b) COMMON STOCK is defined as the $0.01 par value Common Shares of the Company.

         (c) FULLY DILUTED BASIS is defined as the convention whereby, for the purpose of calculating and expressing relative ownership rights of a corporation or other legal entity, all outstanding options, warrants, convertible obligations, and other securities of such entity which are exercisable or exchangeable for common stock or other corresponding participating equity interests in the entity, are presumed to have been exercised, converted or exchanged (as the case may be) for such stock or interests in full.

         (d) INDEPENDENT FINANCIAL EXPERT is defined as a nationally recognized investment banking firm (a) which does not (and whose directors, officers, employees and Affiliates, as can reasonably be determined, do not) have a direct or indirect material financial interest in the Company or the Holder, (b) which has not been, and, at the time it is engaged hereunder is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or the Holder, (c) which has not been retained during the preceding two years by the Company or the Holder for any purpose, and (d) which is otherwise qualified to serve as an independent financial advisor.

         (e) INVESTMENT AGREEMENT is defined as the Investment and Loan Agreement among the Company and the Holder dated the date hereof, collectively with all amendments, renewals, extensions and replacements thereof and therefor.

         (f) MARKET PRICE is defined, in cases where the Common Stock is Publicly Traded, as:

              (i) the average of the closing sales price of such Common Stock on the NASDAQ National Market System (hereinafter, NASDAQ-NMS) for the twenty (20) consecutive Business Days ending with the date of determination; for any such Business Day when there have been no sales on NASDAQ-NMS, the average of the highest bid and lowest asked prices on NASDAQ-NMS on such day shall be used in such calculation; BUSINESS DAYS shall mean all days except Saturday, Sunday and any day which in the City of New York shall be a legal holiday or a day on which banking institutions in the United States are authorized or required by law or other government action to close; or,

              (ii) if there have been no sales on NASDAQ-NMS during such twenty
(20) consecutive Business Days, the average of the representative bid and asked prices for Common Stock quoted on NASDAQ as of 4:00 P.M., New York time, on each of such twenty (20) consecutive Business Days; for any such Business Day when such Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization shall be used in such calculation.

         (g) MARKET PRICE is defined, in cases where the Common Stock is not Publicly Traded, as the highest of (i) the per-share price reflected in the most recent issuance, or deemed issuance, of Common Stock to any person not employed by or otherwise affiliated with the Company; and (ii) the quotient obtained by dividing the Market Value of the Company (as defined below), by the number of shares of Common Stock outstanding at the time of determination.

         (h) MARKET VALUE is defined, with respect to the Company, as the price which would be paid for the entire common equity of the Company on a going-concern basis in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry, without giving effect to any discount in respect of a minority interest, as determined in accordance with the Valuation Procedure, and assuming full disclosure and understanding of all relevant information and a reasonable period of time for effectuating such sale. In any determination of Market Value, (a) the exercise price of options or warrants which are deemed to have been exercised for the purpose hereof shall be deemed to have been received by the Company, and (b) the liquidation preference or indebtedness, as the case may be, represented by securities which are deemed exercised for or converted into Common Stock for the purpose hereof, and any contractual limitation in respect of the Common Stock relating to voting rights, shall be deemed to have been eliminated or canceled.

         (i) PUBLICLY TRADED shall mean, with respect to any security, that such security is (i) listed on a domestic securities exchange, (ii) quoted on NASDAQ or (iii) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

         (j) VALUATION PROCEDURE shall mean, with respect to the determination of the Market Value, a determination which shall be final and binding on the Company and the Holder made (i) by agreement among the Company and the Holder within 20 days following the event requiring such determination or (ii) in the absence of such an agreement, by an Independent Financial Expert selected in accordance with the further provisions of this definition. If required, an Independent Financial Expert shall be selected within five days following the expiration of the 20-day period referred to above, either by agreement among the Company and the Holder or, in the absence of such agreement, by lot from a list of four potential Independent Financial Experts remaining after the Company nominates three, the Holder nominates three, and each side eliminates one potential Independent Financial Expert. The Independent Financial Expert shall be instructed by the Company and the Holder to make its determination within 20 days of its selection. The Company and the Holder shall equally share the fees and expenses of the Independent Financial Expert. The Company shall, if requested, provide the Independent Financial Expert with a customary indemnification for its opinions and services.

         (k) WARRANT NUMBER is defined as the number of Warrant Shares; the Warrant Number initially shall be as set out in paragraph 2 hereof, but shall be subject to certain anti-dilution and other adjustments from time to time as further provided herein.

         (l) WARRANT SHARES is defined as the shares of Common Stock issued or issuable hereunder, referred to collectively.

     2. GRANT. The Company, for value received, hereby grants to Holder, under the terms herein, the right to purchase One Hundred Twenty-Five Thousand (125,000) of the fully paid and non-assessable shares of the Company's authorized but unissued Common Stock, subject to adjustment from time-to-time as set out below.

     3. INVESTMENT AGREEMENT. This Warrant has been issued under the terms of the Investment Agreement. The Holder is entitled to the benefits of the Investment Agreement and all of the exhibits thereto, and reference is made thereto for a description of the rights and remedies thereunder.

     4. TERM. The right to exercise this Warrant shall expire five (5) years after the date hereof.

     5. EXERCISE PRICE. The exercise price of this Warrant (the "Exercise Price") shall be $11.21 per share, subject to adjustment from time to time as set out below.

     6. ANTI-DILUTION AND OTHER ADJUSTMENTS.

         (a) ISSUANCE OF ADDITIONAL STOCK; INCREASE IN WARRANT NUMBER; DECREASE IN EXERCISE PRICE; EXCEPTIONS. If the Company at any time after the date hereof and prior to the exercise or expiration of this Warrant shall issue or be deemed to have issued any Additional Stock for a per-share consideration less than the Market Price determined immediately prior to such issuance or deemed issuance, the Warrant Number after such issuance shall increase to equal the number determined by multiplying the Warrant Number in effect immediately prior to such issuance by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding (or deemed issued) on a Fully Diluted Basis immediately after such issuance, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding (or deemed issued) on a Fully Diluted Basis immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for such Additional Stock would purchase at the Market Price immediately prior to such issuance. Whenever from time-to-time the Warrant Number shall increase as provided above, the Exercise Price shall correspondingly decrease to equal the price determined by multiplying the Exercise Price in effect immediately prior to the event giving rise to such increase, by a fraction (x) the numerator of which shall be the Warrant Number in effect immediately prior to the increase, and (y) the denominator of which shall be the Warrant Number as so increased. NOTWITHSTANDING THE FOREGOING, HOWEVER, no change in the Warrant Number or Exercise Price shall be made pursuant to this subparagraph (a) upon any issuance or deemed issuance of Additional Stock (xx) if and to the extent registered on Form S-8 or any successor form specified with respect to employee benefit plans (as defined in Rule 405 implemented under the Securities Act) pursuant to the Securities Act; (yy) consisting of the issuance of Common Stock or securities convertible into Common Stock, on a date when such stock is Publicly Traded, in a non-public offering for a per-share consideration equal to or exceeding 90% of the Market Price, or (zz) consisting of the issuance of Common Stock in a public offering pursuant to a firm underwriting wherein the gross proceeds exceed Twenty-five Million Dollars ($25,000,000) and the per-share consideration equals or exceeds 90% of the Market Price.

         (b) OPTIONS AND WARRANTS. If the Company shall at any time after the date hereof other than pursuant to this Warrant issue or grant any options or rights to subscribe for or to purchase Common Stock, all shares of Common Stock which the holders of such options or rights shall be entitled to subscribe for or to purchase thereunder shall be deemed to be issued as of the date of the issuing or granting of such options or rights; and the minimum aggregate consideration specified in such options or rights for the shares covered thereby, plus the cash consideration, if any, received by the Company for the issuance of such options or rights, shall be deemed to be the consideration actually received by the Company for the issuance of such shares; after any adjustment to the Warrant Number and Exercise Price upon the issuance of such options or rights, and except as may be provided in subparagraph (m) below, no further adjustments to the Warrant Number shall be made upon the actual issuance of Common Stock upon exercise of such options or rights.

         (c) CONVERTIBLE SECURITIES. If the Company shall at any time after the date hereof other than pursuant to this Warrant issue any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, then such issuance shall be deemed to be an issuance (as of the date of issue of such stock or obligations) of the total maximum number of shares of Common Stock necessary to effect the exchange or conversion of all such stock or obligations. The amount received or receivable by the Company in consideration for the issuance of such stock or obligations (deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, such issuance), plus the minimum aggregate amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received by the Company for such Common Stock; after any adjustment to the Warrant Number and Exercise Price upon the issuance of such stock or obligations, and except as may be provided in subparagraph (m) below, no further adjustments to the Warrant Number shall be made upon the actual issuance of Common Stock upon the conversion or exchange of such stock or obligations.

         (d) CALCULATION OF CONSIDERATION. In the case of an issuance of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the gross proceeds received for such shares; PROVIDED, HOWEVER, that in any such case where the shares of Common Stock so issued are part of a unit or combination of securities of the Company consisting of one or more shares of Common Stock and other securities of the Company, if the amount of the cash consideration received by the Company for the Stock so issued is not determinable at the time of such issuance, such amount shall be deemed to be such portion of the total cash consideration received by the Company for such units or combinations as reasonably determined in good faith by the Company's Board of Directors, regardless of the accounting treatment thereof by the Company.

         (e) NON-CASH CONSIDERATION. In the case of an issuance (other than as a dividend or other distribution on any Common Stock or upon conversion or exchange of other securities of the Company) of shares of Additional Stock for a consideration part or all of which shall be other than cash, the amount of such consideration other than cash shall for purposes of this Warrant be the fair market value of such consideration as reasonably determined in good faith by the Company's Board of Directors regardless of the accounting treatment thereof by the Company.

         (f) RESALE OF TREASURY STOCK. The sale or other disposition of any shares of Common Stock of the Company or other securities held in the treasury of the Company today, or of any securities resulting from any reclassification or reclassifications of such shares or other securities which were effected while they were held in the treasury of the Company, shall be deemed an issuance thereof; PROVIDED, HOWEVER, that if any such share or other security is sold or disposed of and subsequently re-acquired by the Company, no future sale or other disposition thereof shall be deemed an issuance thereof.

         (g) STOCK SPLIT OR DIVIDEND. In case the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or in case shares of Common Stock shall be issued as a stock dividend, the Warrant Number shall be increased or decreased, as applicable, to an amount which shall bear the same relation to the Warrant Number in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately after such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately prior to such subdivision, combination or stock dividend; likewise, in case of such a subdivision, combination or stock dividend, the Exercise Price shall correspondingly be increased or decreased, as applicable, to the price which shall bear the same relation to the Exercise Price in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately prior to such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock issued and outstanding (or deemed issued) immediately after such subdivision, combination or stock dividend; an adjustment pursuant to this subparagraph shall become effective immediately after the effective date of such subdivision, combination or stock dividend, retroactive to the record date (if any) for such subdivision, combination or stock dividend.

         (h) ADJUSTMENT FOR INITIAL ERRORS. The Exercise Price specified in paragraph 5 above was calculated as the average of the closing bid and asked prices for the Common Stock on the NASDAQ-NMS over the fourteen (14) day period ending immediately prior to the date of this Warrant. If for any reason it shall hereafter be determined that such calculation was incorrect and the actual average was different from the price specified in paragraph 5, then the Company or the Holder (whichever shall discover such error) shall notify the other of such determination and the Company shall forthwith reissue this Warrant, with an appropriate change to the Exercise Price to be effective from the date hereof.

         (i) MERGER. In case of any capital reorganization, or any reclassification of the Common Stock of the Company, or in case of any consolidation of the Company with or the merger of the Company into any other entity (other than a consolidation or merger in which the Company is the surviving entity), this Warrant shall after such reorganization, reclassification, consolidation or merger be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of the Company, or of the other entity resulting from such consolidation or surviving such merger (as the case may be), which the holder of this Warrant would have been entitled to receive, under the terms of such reorganization, reclassification, consolidation or merger, if this Warrant had been exercised in full prior to such reorganization, reclassification, consolidation or merger. In any such case, if necessary, the provision set forth in this Warrant with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subparagraph. The Company shall not effect any such consolidation or merger unless, prior to or simultaneously with the consummation thereof, the surviving entity (if other than the Company) resulting from such consolidation or merger shall assume, by written agreement executed and delivered to the Company, the obligation to deliver to the Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Warrant.

         (j) ADJUSTMENTS TO NUMBERS OF OTHER SECURITIES. If as a result of any provision of this paragraph 6 the Holder shall become entitled to acquire any securities of the Company other than or in addition to Common Stock, the number or amount of such other securities to which the Holder is entitled shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions applicable to the Warrant Number, and the provisions of this paragraph with respect thereto shall apply as nearly as may be practicable to such other securities.

         (k) DE MINIMIS. Anything in this paragraph to the contrary notwithstanding, no adjustment shall be made hereunder in any case where the increase in the Warrant Number would be less than one (1) share of Common Stock; but in such case any adjustment that would otherwise be made shall be delayed and the adjustment shall be made only after the next issuance or deemed issuance of Additional Stock which, together with any and all such issuances, shall entitle Holder to receive at least one (1) whole additional share of such stock. Any adjustments shall be made to the nearest full share.

         (l) CHANGES TO OPTIONS AND CONVERTIBLE SECURITIES. Upon any change to the consideration specified in any option or right described in subparagraph
(b), above for the Common Stock issuable thereunder, or to the rate of conversion or exchange specified in any stock or obligation described in subparagraph (c) above, in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, the Warrant Number and Exercise Price then in effect shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustments made upon the original issuance or grant thereof had been made on the basis of such consideration or rate as so changed. Upon the exercise of options or rights described in subparagraph (b) hereof, in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, if the actual aggregate consideration received for the shares covered thereby is greater than the minimum consideration which was deemed to have been received according to such subparagraph, the Warrant Number and Exercise Price in effect at the time of such exercise shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustment made upon the issuance or grant thereof had been made on the basis of such consideration actually received. Likewise, upon the conversion or exchange of stock or obligations described in subparagraph (c), above, in any case where the issuance thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, if the actual number of shares of Common Stock issued upon such conversion or exchange shall be less than the maximum number deemed, according to such subparagraph, to have been issued, or if the actual aggregate premium paid to the Company upon such conversion or exchange shall be greater than the minimum premium deemed (according to such subparagraph,) to have been paid, the Warrant Number and Exercise Price in effect at the time of such conversion or exchange shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustment on the original issuance thereof had been made on the basis of the actual number of shares issued or, (as the case may be) the actual premium paid.

         (m) EXPIRATION OF OPTIONS; RETIREMENT OF CONVERTIBLE SECURITIES. Upon the termination, cancellation, expiration or lapse of options or rights described in subparagraph (b) above in any case where the issuance or grant thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, the Warrant Number and Exercise Price then in effect shall forthwith be readjusted to the Warrant Number which would have been in effect if the adjustments made upon the original issuance or grant of such options or rights had excluded from the calculation of Common Stock issued and outstanding (or deemed issued) immediately after such issuance or grant, all Common Stock which the holders of such expired or lapsed options or rights had been entitled to acquire thereunder, and had excluded from the calculation of consideration deemed to have been received by the Company, the consideration deemed by the terms of sub-paragraph (b) to have been received for such expired or lapsed options or warrants. Likewise, upon the retirement without conversion or exchange of obligations described in subparagraph (c) above in any case where the issuance thereof had previously been the basis for an adjustment of the Warrant Number and Exercise Price, the Warrant Number and Exercise Price then in effect shall forthwith be readjusted to the Warrant Number and Exercise Price which would have been in effect if the adjustments made upon the original issuance of such obligations had excluded from the calculation of Common Stock issued and outstanding (or deemed issued) immediately after such issuance, all Common Stock which the holders of such retired obligations had been entitled to acquire thereunder, and had excluded from the calculation of consideration deemed to have been received by the Company, all consideration deemed, by the terms of subparagraph (c), to have been received for such retired obligations.

     7. COVENANTS AS TO PAR VALUE, AUTHORITY, PREEMPTIVE RIGHTS AND CHARGES. If at any time the per share exercise price of this Warrant shall be less than the par value of one share of Common Stock, the Company shall take such action as shall be reasonably necessary to reduce such par value to an amount less than the per share exercise price of this Warrant. The Company shall take such action as shall be necessary to maintain the authority to issue validly, upon exercise hereof according to the terms herein, and shall cause such Warrant Shares, upon payment of the Exercise Price, to be fully paid, free of preemptive rights and free from all transfer taxes, liens, security interests and charges with respect to the issuance thereof.

     8. NOTICE OF STOCK SALES AND OTHER ADJUSTMENTS. Whenever there is an issuance or sale of Additional Stock, the Company shall promptly place on file at the Company's principal office a certificate signed by its Chief Financial Officer stating the per-share price applicable to the transaction, a detailed calculation of such price, the number of shares of Common Stock sold or issued, the consideration received, and all fees and expenses incurred, and further describing the transaction in detail and the adjustments (if any) to the Warrant Number and Exercise Price resulting therefrom; and cause a copy of such certificate to be sent to the Holder. Whenever the Warrant Number and Exercise Price shall otherwise change, the Company shall promptly notify the Holder in writing of such change and deliver to Holder a statement setting forth the Warrant Number and Exercise Price after such adjustment(s), and a brief statement of the facts requiring such adjustment(s) and the computation by which such adjustment(s) was made.

     9. EXERCISE PROCEDURES.

         (a) UNCONDITIONAL SUBSCRIPTION. This Warrant may be exercised by presenting it and tendering the aggregate Exercise Price in legal tender or by bank's, cashier's or certified check to the Company at its address specified in the Investment Agreement, along with written subscription substantially in the form of EXHIBIT 9.00 hereof. In such case, the date on which this Warrant is thus presented, accompanied by tender or payment as hereinbefore or hereinafter provided, shall be referred to herein as the EXERCISE DATE. The Company shall forthwith at its expense (including the payment of issue taxes), issue and deliver the proper number of shares of Common Stock, and such shares shall be deemed validly issued for all purposes as of the opening of business on the Exercise Date, regardless of any delay in the actual issuance.

         (b) CONDITIONAL EXERCISE. This Warrant may also be exercised conditionally in contemplation of the future consummation of one or more transactions, by presenting it and tendering the aggregate Exercise Price in the manner specified in subparagraph (a) above, along with a notice clearly stating the conditional nature of the exercise, specifying the conditions precedent to the exercise in reasonable detail and the date after which the exercise shall be deemed withdrawn if such conditions remain unsatisfied, and otherwise containing the information called for in EXHIBIT 9.00. Any such condition precedent must be unambiguous in its terms and as to its satisfaction. If the Company reasonably determines that any condition precedent is ambiguous, it shall so notify the Holder and such conditional exercise shall be of no force or effect until clarified in writing by the Holder to the reasonable satisfaction of the Company. Upon presentment, tender and notice in compliance with the foregoing provisions, if the specified conditions are satisfied within the specified period without prior revocation of the exercise by Holder, the Company shall forthwith issue and deliver the proper number of shares of Common Stock in the manner described above. In such case, the date on which the last remaining condition was met shall be referred to herein as the Exercise Date, and such shares shall be deemed validly issued for all purposes as of the opening of business on such Exercise Date, regardless of any delay in the actual issuance. If, on the other hand, after any such presentment, tender and notice, any condition is unsatisfied on the specified date, or if the Holder revokes such exercise in writing prior to the satisfaction of all conditions, the Company shall forthwith return this Warrant and the Exercise Price to the Holder, and this Warrant shall be deemed not to have been exercised.

     10. EXCHANGE OF SHARES FOR EXERCISE PRICE. The Holder at its option may provide the Exercise Price under this Warrant by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having an aggregate Market Price equal to the aggregate Exercise Price. In such a case, tender of the Exercise Price shall be effected by Holder's written notice to the Company of such reduction.

     11. SALE OR EXCHANGE OF COMPANY OR ASSETS. If prior to the exercise in full hereof, the Company sells or exchanges all or substantially all of its assets to an unaffiliated third party, or all or substantially all the outstanding Common Stock is sold or exchanged to an unaffiliated third party, then the Holder at its option may receive upon exercise hereof, in lieu of the Warrant Shares, such money or property it would have been entitled to receive if this Warrant had been exercised in full prior to such sale or exchange.

     12. RESALE OF WARRANT OR WARRANT SHARES. Neither this Warrant nor the Warrant Shares have been registered under the SECURITIES ACT, or under the securities laws of any state. Neither this Warrant nor any Warrant Shares may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the SECURITIES ACT as amended and such registration or qualification as may be necessary under the securities laws of any state that are applicable, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the Warrant Shares issued to bear substantially the following legend:

              The shares evidenced by this certificate have not been registered under the SECURITIES ACT OF 1933 as amended
              (the "Act"), or under the securities laws of any state.
               The shares may not be sold, offered for sale, transferred, pledged or hypothecated in the absence of an effective registration statement under the ACT, and such registration or qualification as may be necessary under the securities laws of any state that are applicable, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

     13. TRANSFER; RESTRICTIONS ON TRANSFER. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of EXHIBIT 13.00 hereto, only in compliance with the preceding paragraph, and only in compliance with certain transfer restrictions set out in the Agreement. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of such restrictions or the preceding paragraph.

     14. CLOSING OF BOOKS. The Company shall not close its transfer books against the transfer of this Warrant or any Common Stock or other securities issuable upon the exercise of this Warrant in any manner which interferes with the exercise of this Warrant, except if required to comply with any applicable federal or state securities laws.

     15. REPLACEMENT OF WARRANT. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

     16. INVESTMENT COVENANT. The Holder by its acceptance hereof covenants the Holder is an "accredited investor" as defined in Rule 501(a) of the Securities Act and that this Warrant is, and any stock issued hereunder will be, acquired for investment purposes only and not for purposes of distribution, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

     17. NOTICE. Any notice or other communication required by this Warrant to be given to the Holder shall be provided according to the notice provisions in the Investment Agreement.

     18. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND

DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS WARRANT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE COMPANY ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS WARRANT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN DOCUMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS WARRANT. THE COMPANY ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE COMPANY AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.



       REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf by its undersigned officer, and its corporate seal to be affixed hereto, as of the date first above written.


SEAL:                                  STARTEC GLOBAL COMMUNICATIONS CORPORATION


Attest: /s/ YOLANDA STEFANOU FAERBER   By: /s/ RAM MUKUNDA
        ------------------------------     -----------------------------
   Yolanda Stefanou Faerber, Secretary         Ram Mukunda, President

                                  Exhibit 9.00

                            IRREVOCABLE SUBSCRIPTION

To: STARTEC GLOBAL COMMUNICATIONS CORPORATION

Gentlemen:

The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ______________________ shares of the Common Stock of your company, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of


________________________________________________________________________________
(Name)


________________________________________________________________________________
(Address)


________________________________________________________________________________
(Taxpayer Number)


and deliver to ________________________________________________________________
                           (Name)


________________________________________________________________________________
(Address)

The exercise price of $_____________ is enclosed.

Date:________________________________________

Signed:______________________________________ (Name of Holder, Please Print)


________________________________________________________________________________
(Address)


________________________________________________________________________________
(Signature)

                                  Exhibit 13.00

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby assigns to

________________________________________________________________________________


________________________________________________________________________________
(Name)


________________________________________________________________________________
(Address)

__________________ the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint___________________________ attorney to transfer said Warrant on the books of STARTEC GLOBAL COMMUNICATIONS CORPORATION, with full power of substitution in the premises.


Done this ____ day of ___________, 20__.


Signed:_____________________________________
By:_________________________________________
Its:________________________________________




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